CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS DOCUMENT BECAUSE IT IS NOT MATERIAL AND (I) WOULD BE COMPETITIVELY HARMFUL TO THE REGISTRANT IF PUBLICLY DISCLOSED OR (II) IS INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. SUCH INFORMATION HAS BEEN MARKED WITH “[***]” TO INDICATE WHERE OMISSIONS HAVE BEEN MADE.

AMENDMENT TO SECTION A OF EXHIBIT A OF THE DISTRIBUTION AGREEMENT
FOR THE [ZO MEDICAL I ZO SKIN HEALTH] PRODUCT LINE

1.    Preamble. A Distribution Agreement (“Agreement”) for the [ZO Medical / ZO Skin Health] line of products was entered into by and between ZO SKIN HEALTH, INC. (“ZO SKIN HEALTH”) and Cutera, Inc. (“Distributor”)    effective as of August 5th, 2013, which is currently in full force and effect. Under Sections 1.6, 1.8, 3.1 and 7.1 of the Agreement, ZO SKIN HEALTH
reserved the right to amend Exhibit A from time to time to reflect changes to the Products and Related Products and the prices of the Products and Related Products. Specifically, the Products,
Related Products, if any, and corresponding prices are identified in Section A of Exhibit A of the Agreement. ZO SKIN HEALTH now wishes to amend Section A of that exhibit.
2.    Amendment to Section A of Exhibit A. ZO SKIN HEALTH hereby amends Section A of Exhibit A to reflect the Products, Related Products, if any, and prices set forth on the Revised Schedule of Products attached hereto and incorporated herein by this reference.
3.    Effective Date of Revised Schedule of Products. The revised Products, Related Products, if any, and prices set forth in the Revised Sched ule of Products [shall lake effect on / was effective as of] August 21st, 2013.
4.    Waiver of Notice and Consent. Distributor hereby waives notice of the change and consents to the Revised Schedule of Products as of the date set forth in paragraph 3 above.
ZO SKIN HEALTH, INC.

Amendment to Section A of Exhibit A of the Distribution Agreement

REVISED SCHEDULE OF PRODUCTS

Section A of Exhibit A is hereby restated as follows:

A.    PRODUCTS.

ZO SKIN HEALTH skin care products currently subject to this Distribution Agreement include:

ITEM#	PRODUCT DESCRIPTION	SIZE	DISTRIBUTOR PURCHASE PRICE	SUGGESTED PRICE TO CUSTOMERS	SUGGESTED RETAIL PRICE
060400	Offects Exfoliating Cleanser	150ml/5oz.	[redacted]	[redacted]	[redacted]
060500	Offects Hydrating Cleanser	150ml/5oz.	[redacted]	[redacted]	[redacted]
060700	Offects Exfoliating Polish	65g/2oz.	[redacted]	[redacted]	[redacted]
060800	Oclipse Sun Screen + Primer SPF 30	30ml/1oz.	[redacted]	[redacted]	[redacted]
061000	Oraser Daily Hand Repair SPF 20	100ml/3.4oz.	[redacted]	[redacted]	[redacted]
061200	Oraser Overnight Hand Recovery	100ml/3.4oz.	[redacted]	[redacted]	[redacted]
061400	Oraser Microderm Hand Renewal	30g/1oz.	[redacted]	[redacted]	[redacted]
061600	Oraser Body Emulsion	200m1/8.1oz.	[redacted]	[redacted]	[redacted]
062100	Ossential Daily Power Defense	50ml/1.7oz.	[redacted]	[redacted]	[redacted]
062300	Ossential Growth Factor Serum	30ml/1oz.	[redacted]	[redacted]	[redacted]
062900	Ommerse Daily Renewal Cream	50ml/1.7oz.	[redacted]	[redacted]	[redacted]
063000	Ommerse Overnight Recovery Cream	50ml/1.7oz.	[redacted]	[redacted]	[redacted]
063100	Olluminate Intense Eye Repair	15ml/.5oz.	[redacted]	[redacted]	[redacted]
063500	Ossential Radical Night Repair Plus	30ml/1oz.	[redacted]	[redacted]	[redacted]
064600	OffectsTE-Pads Acne Pore Treatment	60pads	[redacted]	[redacted]	[redacted]
094800	Level I: Daily Skincare Program	4 Product Regimen	[redacted]	[redacted]	[redacted]
090502	Level II: Anti-Aging Program	5 Product Regimen	[redacted]	[redacted]	[redacted]
093602	Level III: Aggressive Anti-Aging Program	6 Product Regimen	[redacted]	[redacted]	[redacted]

• Conversion between milliliters and ounces is approximate.

2

Amendment to Section A of Exhibit A of the Distribution Agreement

REVISED SCHEDULE OF PRODUCTS

Section A of Exhibit A is hereby restated as follows:

A.    PRODUCTS.

ZO SKIN HEALTH skin care products currently subject to this Distribution Agreement include:

ITEM #	PRODUCT DESCRIPTION	SIZE	DISTRIBUTOR PURCHASE PRICE	SUGGESTED PRICE TO CUSTOMERS	SUGGESTED RETAIL PRICE
050000	Oilacleanse™	240ml/8oz.	[redacted]	[redacted]	[redacted]
050100	Normacleanse™	240ml/8oz.	[redacted]	[redacted]	[redacted]
			[redacted]	[redacted]	
050200	Balatone™	180ml/6oz.	[redacted]	[redacted]	[redacted]
			[redacted]	[redacted]	
051200	Glycogen™	75ml/2.5oz.	[redacted]	[redacted]	[redacted]
050300	Cebatrol™ (60 pads)	75ml/2.5oz.	[redacted]	[redacted]	[redacted]
050400	Retamax™	75ml/2.5oz.	[redacted]	[redacted]	[redacted]
050500	Brightenex™	75ml/2.5oz.	[redacted]	[redacted]	[redacted]
051600	ZO® Controlled Depth Peel™	NIA	[redacted]	[redacted]	[redacted]
080000	04rx Melamin™ (Rx only)	80g/2.8oz.	[redacted]	[redacted]	[redacted]
080100	08rx Melamix™ (Rx only)	80g/2.8oz.	[redacted]	[redacted]	[redacted]
080200	Tretinoin 0.1% (Rx only)	20g/.7oz.	[redacted]	[redacted]	[redacted]
080300	Tretinoin 0.05% (Rx only)	20g/.7oz	[redacted]	[redacted]	[redacted]
051000	Vitascrub™	162g/5oz.	[redacted]	[redacted]	[redacted]
051800	Invisapeel™	50ml/1.7oz.	[redacted]	[redacted]	[redacted]
511000	Hydrafirm™	15g/.5oz.	[redacted]	[redacted]	[redacted]
051400	Aknetrol™	60ml /2oz.	[redacted]	[redacted]	[redacted]
520000	20®3-Step Stimulation Peel™ Kit	6 Peels			
051700	Oclipse® C SPF 50	120ml/4oz.			
063200	LipRebuild™	15g/.5oz.			

• Conversion between milliliters and ounces is approximate.

3